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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                       MAINSTAY INTERNATIONAL EQUITY FUND

                     SUPPLEMENT DATED SEPTEMBER 11, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002
                                       AND
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002


This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") and Statement of Additional Information ("SAI") of The MainStay Funds ("Trust") regarding the MainStay International Equity Fund ("International Equity Fund"). You may obtain a copy of the Prospectus and/or the SAI, free of charge, by writing to the Trust at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

REDEMPTION FEE FOR THE INTERNATIONAL EQUITY FUND

Effective December 8, 2002, the MainStay International Equity Fund ("Fund") will impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

To reflect the Fund's redemption fee, the following changes are made to the Prospectus and SAI:

1. The section entitled "FEES AND EXPENSES OF THE FUND--SHAREHOLDER FEES," on page 93 of the Prospectus, is supplemented by adding the following information:

                                                Class A     Class B     Class C
    Redemption Fee(3)
    (as a % of redemption proceeds)              2.00%       2.00%       2.00%

    (3) The redemption fee applies only to redemptions of Fund shares in amounts of $50,000 or more made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund.

2. The following paragraph is inserted after the last paragraph in the section entitled "INFORMATION ON FEES AND SALES CHARGES," on pages 111-112 of the
    Prospectus:

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    REDEMPTION FEE

    Effective December 8, 2002, the International Equity Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares in amounts of $50,000 or more made within 60 days of purchase. The redemption fee is paid directly to the International Equity Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

3. The following paragraph is inserted after the section entitled "REDEMPTIONS," on page 292 of the SAI:

    REDEMPTION FEE

    Effective December 8, 2002, the International Equity Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of Fund shares in amounts of $50,000 or more made within 60 days of purchase. The redemption fee is received directly by the International Equity Fund and is implemented as a 2% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.